                                                                  Exhibit 24(l)
                                Power of Attorney

         Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited ("the Corporation"), a Netherlands Antilles corporation, hereby appoints James L. Gunderson, Jack Liu and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form 10-K Annual Report under the Securities Exchange Act of 1934 for the year ending 2001, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form 10-K Annual Report.


______________________________________________________          ____________________________________________________
Don E. Ackerman                                                 William T. McCormick, Jr.
Director                                                        Director


______________________________________________________          ____________________________________________________
D. Euan Baird                                                   Didier Primat
Director                                                        Director
Chairman, President
and Chief Executive Officer


______________________________________________________          ____________________________________________________
John Deutch                                                     Nicolas Seydoux
Director                                                        Director


______________________________________________________          ____________________________________________________
Victor E. Grijalva                                              Linda G. Stuntz
Director                                                        Director
Vice Chairman


______________________________________________________          ____________________________________________________
Andre Levy-Lang                                                 Sven Ullring
Director                                                        Director


                                                                /s/
______________________________________________________          ----------------------------------------------------
John C. Mayo                                                    Yoshihiko Wakumoto
Director                                                        Director

   Date: January 17, 2002
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